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                                                                   EXHIBIT 10.14


                      INDEMNIFICATION AND RELEASE AGREEMENT


         This INDEMNIFICATION AND RELEASE AGREEMENT ("Indemnification and Release Agreement") dated September 19, 2002, is entered into among ConAgra Foods, Inc., a Delaware corporation ("ConAgra"), Swift Foods Company, a Delaware corporation ("Holdco"), S&C Holdco 2, Inc., a Delaware corporation ("S&C Holdco 2"), S&C Holdco 3, Inc., a Delaware corporation ("S&C Holdco 3"), Swift & Company, a Delaware corporation ("U.S. Acquisition Co."), S&C Australia Holdco Pty. Ltd., an Australian corporation ("Australia Acquisition Co."), Swift Cattle Holdco, Inc., a Delaware corporation ("Cattle Holdco"), Swift Brands Company, a Delaware corporation ("Brand Holdco") (Holdco, S&C Holdco 2, S&C Holdco 3, U.S. Acquisition Co., Australia Acquisition Co, Cattle Holdco and Brand Holdco are collectively referred to as the "Acquiring Companies"), Swift Beef Company, a Delaware corporation ("U.S. Beef Company"), Swift Pork Company, a Delaware corporation ("U.S Pork Company"), Kabushiki Kaisha SAC Japan, a Japanese stock corporation ("KK Japan"), Swift Refrigerated Foods, S.A. de C.V., a United Mexican States corporation ("Mexican Company"), Monfort Finance Company, Inc., a Colorado corporation ("Cattleco"), Burcher Pty. Limited, an Australian corporation ("Burcher"), Monfort, Inc., a Delaware corporation ("Monfort, Inc."), Australia Meat Holdings Pty. Limited, an Australian corporation ("Australia Operating Company"), Miller Bros. Co., Inc., a Utah corporation ("Miller Brothers"), Monfort Food Distribution Company, a Colorado corporation ("Monfort Food"), and Monfort International Sales Corp., a Colorado corporation ("Monfort International") (U.S. Beef Company, U.S Pork Company, KK Japan, Mexican Company, Cattleco, Burcher, Monfort, Inc., Australia Operating Company, Miller Brothers, Monfort Food and Monfort International are collectively referred to as the "Acquired Companies").

RECITALS:

         A. ConAgra, Holdco and HMTF Rawhide, L.P., a Delaware limited partnership, are parties to that certain Agreement dated May 20, 2002, as amended (the "Agreement").

         B. At the Effective Time, Holdco will be the owner, directly or indirectly, of all the issued and outstanding capital stock of each of the other entities (other than ConAgra) named on the signature page hereto (collectively, the "Companies").

         C. Pursuant to the terms of the Agreement, Holdco has agreed to execute and deliver to ConAgra at the Closing, and to cause each of the Companies to execute and deliver to ConAgra at the Closing, an agreement pursuant to which
(i) Holdco and each of the Companies (other than Cattleco) agrees to be bound by certain post-Closing indemnification obligations set forth in the Agreement and to release ConAgra and its Affiliates from certain Liabilities and Actions following the Closing, and (ii) each of the Companies agrees to be bound by and receive the benefits of the Agreement.



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AGREEMENT:

         1. Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

         2. Indemnification Obligations. From and after the Closing, each of the Companies (other than Cattleco) agrees, jointly and severally, to be bound by, and hereby makes and affirms on its own behalf, each of the post-Closing indemnification obligations of Holdco set forth in the Agreement.

         3. Binding Companies. Each of the Companies, by its execution and delivery of this Indemnification and Release Agreement, hereby agrees to be bound by all the terms and provisions of the Agreement and all rights, benefits and obligations in favor of Holdco shall also inure to the benefit of each Company and thereafter be enforceable by each Company to the same extent such rights, benefits and obligations are enforceable by Holdco, provided that in no event may HMTF Rawhide, L.P., Holdco and/or a Company recover duplicate Holdco Indemnified Costs or other recoveries under the Agreement.

         4. Exclusive Remedy. From and after the Closing, except for claims for fraud or intentional misrepresentation, the indemnity obligations of ConAgra set forth in (a) Section 12.1.1(a) of the Agreement, subject to any applicable limitations set forth in Article 12 of the Agreement, and (b) Section 14.1 of the Agreement will be the exclusive remedies against ConAgra and its Affiliates for any Environmental Costs or Liabilities incurred by Holdco or the Companies and, except as provided in (i) Section 12.1.1(a) of the Agreement, subject to any applicable limitations set forth in Article 12 of the Agreement and (ii)
Section 14.1 of the Agreement, the Companies and Holdco hereby waive any other rights to, and release ConAgra and its Affiliates from, any other Liabilities and Actions Holdco or the Companies may have against ConAgra or its Affiliates with respect to any Environmental Costs or Liabilities.

         5. Limited Application. Subject to the provisions of Section 4 above, nothing contained in this Indemnification and Release Agreement shall limit, restrict or prejudice, in any respect, the rights of Holdco or the Companies to seek from ConAgra and its Affiliates indemnification or other remedies, at law or in equity, under the Agreement and the other Transaction Documents.

         6. Representations. Each of Holdco and the Companies hereby represents and warrants, jointly and severally, to ConAgra that (i) it has all requisite corporate power and authority, and has taken all corporate action necessary, to execute and deliver this Indemnification and Release Agreement and to perform its obligations hereunder, and (ii) this Indemnification and Release Agreement has been duly executed and delivered to ConAgra and upon execution and delivery by ConAgra will constitute the legal, valid and binding obligation of such party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject to general principles of equity.

         7. Notices. All notices or other communications required or permitted to be given, pursuant to the terms of this Indemnification and Release Agreement, shall be in writing and



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shall be deemed to be duly given when received if delivered in person or by facsimile and confirmed by mail, or mailed by registered or certified mail (return receipt requested), or overnight courier or express mail, postage prepaid, as follows:

              If to Holdco and the Companies:               Hicks, Muse, Tate & Furst Incorporated
                                                            200 Crescent Court, Suite 1600
                                                            Dallas, Texas 75201
                                                            Attention: Edward Herring
                                                            Facsimile: (214) 220-7888

              With a copy to:                               Vinson & Elkins L.L.P.
                                                            2001 Ross Avenue
                                                            3700 Trammell Crow Center
                                                            Dallas, Texas 75201-2975
                                                            Attention: Michael D. Wortley
                                                            Facsimile: (214) 999-7732

                                                            and

                                                            Winston & Strawn
                                                            35 W. Wacker Drive
                                                            Chicago, Illinois 60601
                                                            Attention: Bruce A. Toth
                                                            Facsimile: (312) 558-5700

              If to ConAgra:                                ConAgra Foods, Inc.
                                                            One ConAgra Drive
                                                            Omaha, Nebraska 68102
                                                            Attention: Corporate Controller
                                                            Facsimile: (402) 595-4611

              With a Copy to:                               McGrath, North, Mullin and Kratz, P.C.
                                                            Suite 1400, 222 South 15th Street
                                                            One Central Park Plaza
                                                            Omaha, NE 68102
                                                            Attention: Roger Wells
                                                            Facsimile: (402) 341-0216

         Any party may, by notice as aforesaid, designate a different address for notices or other communications intended for it.

         8. Assignment. Neither this Indemnification and Release Agreement nor any of the rights or obligations hereunder may be assigned by any party hereto without the prior written consent of each other party hereto. Subject to the foregoing, this Indemnification and Release Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.



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         9. Miscellaneous.

                  9.1 Terms Generally. The headings of Sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Indemnification and Release Agreement. Unless the context shall otherwise require, any reference to any agreement or other instrument is to it as amended and supplemented from time to time.

                  9.2 Amendments. This Indemnification and Release Agreement may not be amended or supplemented, nor may any rights hereunder be waived, except in a writing signed by each of the parties affected thereby.

                  9.3 Severability. If any provision or any part of any provision of this Agreement is held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement or part hereof which shall continue in full force and effect.

                  9.4 Counterparts. This Indemnification and Release Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, each of which shall be regarded as an original and all of which shall constitute one and the same instrument.

                  9.5 Governing Law. This Indemnification and Release Agreement and the legal relations among the parties hereto shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to choice of law or conflicts of law provisions, applicable to contracts made and performed in Delaware.

                  9.6 Consent To Jurisdiction. THE PARTIES HERETO HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR DELAWARE STATE COURT SITING IN WILMINGTON, DELAWARE IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. THE PARTIES HERETO SHALL CAUSE ALL ACQUIRED COMPANIES AND ACQUIRING COMPANIES TO BE BOUND BY THIS SECTION.

                  9.7 Waiver. The waiver by any party of any instance of any other party's noncompliance with any obligation or responsibility herein shall not be deemed a waiver of other instances or of any party's remedies for such noncompliance. No delay or failure by a party to exercise any right or remedy against the other party will be construed as a waiver of that right or remedy. All remedies of the parties hereto are cumulative.



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         IN WITNESS WHEREOF, the parties hereto have caused this Indemnification and Release Agreement to be executed by their duly and lawfully authorized officers or legal representatives effective as of the day and year first above written.

CONAGRA FOODS, INC.,                                              SWIFT REFRIGERATED FOODS, S.A. DE C.V.,
a Delaware corporation                                            a United Mexican States corporation



By:      /s/ DWIGHT J. GOSLEE                                     By:      /s/ PATRICK J. KOLEY
    -------------------------------------------                       ----------------------------------------
Name: Dwight J. Goslee                                            Name: Patrick J. Koley
Its: Executive Vice President, Operations                         Its: Attorney-in-Fact
Control and Development

SWIFT FOODS COMPANY,                                              MONFORT FINANCE COMPANY, INC.,
a Delaware corporation                                            a Colorado corporation


By:      /s/ PATRICK J. KOLEY                                     By:      /s/ DEBRA L. KEITH
    -------------------------------------------                       ----------------------------------------
Name: Patrick J. Koley                                            Name: Debra L. Keith
Its: Vice President                                               Its: Vice President, Tax


S & C HOLDCO 2, INC.,                                             MONFORT, INC.,
a Delaware corporation                                            a Delaware corporation


By:      /s/ PATRICK J. KOLEY                                     By:      /s/ DEBRA L. KEITH
    -------------------------------------------                       ----------------------------------------
Name: Patrick J. Koley                                            Name: Debra L. Keith
Its: Vice President                                               Its: Vice President, Tax


S & C HOLDCO 3, INC.,                                             AUSTRALIA MEAT HOLDINGS PTY. LIMITED,
a Delaware corporation                                            an Australian corporation



By:      /s/ PATRICK J. KOLEY                                     By:      /s/ PATRICK J. KOLEY
    -------------------------------------------                       ----------------------------------------
Name: Patrick J. Koley                                            Name: Patrick J. Koley
Its: Vice President                                               Its: Attorney-in-Fact


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
SWIFT & COMPANY,                                                  MILLER BROS. CO., INC.,
a Delaware corporation                                            a Utah corporation


By:      /s/ PATRICK J. KOLEY                                     By:      /s/ DEBRA L. KEITH
    -------------------------------------------                       ----------------------------------------
Name: Patrick J. Koley                                            Name: Debra L. Keith
Its: Vice President                                               Its: Vice President, Tax


S&C AUSTRALIA HOLDCO PTY. LTD.,                                   MONFORT FOOD DISTRIBUTION COMPANY,
an Australian corporation                                         a Colorado corporation


By:      /s/ PATRICK J. KOLEY                                     By:      /s/ DEBRA L. KEITH
    -------------------------------------------                       ----------------------------------------
Name: Patrick J. Koley                                            Name: Debra L. Keith
Its: Attorney-in-Fact                                             Its: Vice President, Tax


SWIFT CATTLE HOLDCO, INC.,                                        MONFORT INTERNATIONAL SALES CORP.,
a Delaware corporation                                            a Colorado corporation


By:      /s/ PATRICK J. KOLEY                                     By:      /s/ DEBRA L. KEITH
    -------------------------------------------                       ----------------------------------------
Name: Patrick J. Koley                                            Name: Debra L. Keith
Its: Vice President                                               Its: Vice President, Tax


SWIFT BRANDS COMPANY,
a Delaware corporation


By:      /s/ PATRICK J. KOLEY
    -------------------------------------------
Name: Patrick J. Koley
Its: Vice President

SWIFT BEEF COMPANY,
a Delaware corporation


By:      /s/ DEBRA L. KEITH
    -------------------------------------------
Name: Debra L. Keith
Its: Vice President, Tax




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SWIFT PORK COMPANY,
a Delaware corporation


By:      /s/ DEBRA L. KEITH
    -------------------------------------------
Name: Debra L. Keith
Its: Vice President, Tax


KABUSHIKI KAISHA SAC JAPAN,
a Japanese stock corporation


By:      /s/ PATRICK J. KOLEY
    -------------------------------------------
Name: Patrick J. Koley
Its: Attorney-in-Fact


BURCHER PTY. LIMITED,
an Australian corporation


By:      /s/ PATRICK J. KOLEY
    -------------------------------------------
Name: Patrick J. Koley
Its: Attorney-in-Fact



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